EXHIBIT 24.1




                                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated November 22, 1993 included or incorporated by reference in Atwood Oceanics, Inc.'s Form 10-K for the year ended September 30, 1993, and to all references to our Firm included in this registration statement.



                                             /s/  ARTHUR ANDERSEN & CO.






Houston, Texas
January 27, 1994